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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 24, 1998
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                            National TechTeam, Inc.
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             (Exact name of registrant as specified in its charter)


               Delaware            0-16284             38-2774613
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(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)           File Number)      Identification No.)


     835 Mason Street, Suite 200           Dearborn, MI              48224
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(Address of principal executive offices)   (City, State)           (Zip Code)



Registrant's telephone number, including area code (313) 277-2277
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         (Former name of former address, if changed since last report.)




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ITEM 5.        OTHER EVENTS.

On December 24, 1998, the Company issued the press release attached as Exhibit
2.1 to this Form 8-K.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

2.1 Press release dated on December 24, 1998 "NATIONAL TECHTEAM, INC. ANNOUNCES AGREEMENT TO SETTLE CLASS ACTION LAWSUIT"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NATIONAL TECHTEAM, INC.


Dated: December 28, 1998             By:  /s/ Lawrence A. Mills
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                                              Lawrence A. Mills
                                              Vice President, Chief Financial
                                              Officer, and Treasurer



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                                 EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION

  2.1                            News Release